                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           UTILICORP UNITED INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                                    [LETTERHEAD]

BECAUSE OF THE POSSIBILITY
OF DELAYS IN MAIL, PLEASE
SIGN AND RETURN THE
ENCLOSED PROXY EVEN IF
YOU RETURNED THE ORIGINAL.

Dear Shareholder:

                                A REMINDER


We have previously sent to you proxy soliciting material relating to the Annual Meeting of Shareholders to be held on Wednesday, May 6, 1998.

According to our records, we have not as yet received your proxy for this meeting.

Since the proposals to be voted on are particularly important, we urge you to give the proxy materials your immediate attention. The Board of Directors has unanimously approved and recommends that stockholders vote FOR all proposals. Please SIGN AND RETURN your proxy TODAY in the envelope provided.

You can help the Company avoid further expense and delay by responding promptly.

Thank you for your cooperation.

Very Truly Yours,

/s/ Richard C. Green, Jr.

Richard C. Green, Jr.